UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(D) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2010

TRANSFER TECHNOLOGY INTERNATIONAL CORP.
 (Exact name of Registrant as specified in its charter)
____________________

Delaware (State or other Jurisdiction of Incorporation or organization)	000-27131 (Commission File Number)	88-0381258 (IRS Employer I.D. No.)
___________________________

2203 North Lois Avenue, Suite 704
Tampa, Florida 33607
(813) 600-4081
(813) 872-9597
 (Address, including zip code, and telephone and facsimile numbers, including area code, of registrant’s executive offices)
___________________________

Item 5.02	Departure of Officer

On February 5, 2010, George Merrell resigned his positions as Chief Operating Officer and as a member of the board of directors of Transfer Technology International Corp.  (the “Company”).  Mr. Merrell also resigned his position of president of Organic Products International, a wholly owned subsidiary of the Company.  The Company wishes George success in his future endeavors.

SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSFER TECHNOLOGY INTERNATIONAL CORP.

Dated: February 9, 2010                                By: /s/ Chris Trina
 Chris Trina
 Chief Executive Officer